FundX ETF
Schedule of Investments
June 30, 2024 (Unaudited)

INVESTMENT COMPANIES - 99.6%	Shares	Value
Aggressive Funds - 15.3%
Invesco QQQ Trust Series 1	52,956	$25,371,749

Core Funds - 84.3%
Invesco S&P 500 Top 50 ETF	405,004	18,528,933
iShares Global 100 ETF	107,429	10,375,493
iShares Russell 1000 Growth ETF	52,044	18,970,559
iShares Russell Top 200 Growth ETF	91,495	19,627,507
Schwab U.S. Large-Cap Growth ETF	168,407	16,982,162
Vanguard Growth ETF	51,530	19,272,735
Vanguard Mega Cap Growth ETF	55,100	17,312,971
Vanguard Russell 1000 Growth ETF	198,792	18,648,678
		139,719,038
TOTAL INVESTMENT COMPANIES (Cost $119,337,530)		165,090,787

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%	Shares
Fidelity Investments Money Market Government Portfolio - Class Institutional, 5.21% (a)	660,415	660,415
TOTAL SHORT-TERM INVESTMENTS (Cost $660,415)		660,415

TOTAL INVESTMENTS - 100.0% (Cost $119,997,945)		165,751,202
Liabilities in Excess of Other Assets - (0.0)% (b)		(2,395)
TOTAL NET ASSETS - 100.0%		$165,748,807

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of June 30, 2024.
(b)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Investments of the FundX ETF (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s Board of Trustees (the "Board"). All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security's fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security is fair valued in good faith by the Advisor under procedures approved by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2024, the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

FundX ETF

	Level 1	Level 2	Level 3	Total
Investments:
Investment Companies	$165,090,787	$–	$–	$165,090,787
Money Market Funds	660,415	–	–	660,415
Total Investments	$165,751,202	$–	$–	$165,751,202

Refer to the Schedule of Investments for additional information.